Exhibit 10.22(b)

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SUPPLY AGREEMENT

This Supply Agreement (the “Agreement”) is effective as of November 11, 2016 (the “Effective Date”), by and between CENTRO DE CONSTRUCCION DE CARDIOESTIMULADORES DEL URUGUAY S.A., a Uruguay corporation having its principal place of business at General Paz 1371, Montevideo, Uruguay, CP 11400 (“CCC”), and Nevro Corp., a Delaware corporation having its principal place of business at 1800 Bridge Parkway, Redwood, City, California 94065 (“Nevro”).

1.	Definitions

Defined terms used in this Agreement shall have the meanings as defined in the text of the Agreement or as set forth in this Article 1:

1.1“Affiliate” shall mean any other entity that directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with the first entity, including, but not limited to, other entities which become Affiliates after the date of execution of this Agreement.  “Control” of an entity shall mean ownership of 50 percent or more of the total voting securities or other voting interests of the entity.

1.2“Applicable Law” shall mean all laws, statutes, ordinances, codes, rules, and regulations that have been enacted by a Governmental Authority and are in force as of the Effective Date or come into force during the Term, in each case to the extent applicable to the performance by the parties of their respective obligations under this Agreement.

1.3“Approved Manufacturer List” shall mean the approved list of vendors in the Specifications for the supply of Components.

1.4“Bill of Materials” shall mean the listing or reference for the Components included in or required for the manufacture of each Product in accordance with the Specifications, which Bill of Materials is set forth on Exhibit F (as such exhibit is updated in accordance with Section 4.1).

1.5“Change of Control” with respect to a Party means a transaction pursuant to which an entity acquires all or substantially all of the assets of such Party related to this Agreement or acquires “control” of such Party, where “control” means: (i) ownership, directly or indirectly, of more than (a) fifty percent (50%) of the outstanding voting shares of such Party, or (b) fifty percent (50%) of the of the total combined voting power entitled to elect or appoint directors or persons performing similar functions for such Party, or (ii) the power to direct or cause the direction of the management and policies of such Party by contract or otherwise.

1.6“Components” shall mean the parts, materials and supplies included in or required for each Product as stipulated in the Bill of Materials.

1.7“Confidential Information” shall mean any and all confidential or proprietary business, technical, scientific and other know-how and information, including, but not limited to,

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trade secrets, knowledge, technology, means, methods, processes, practices, formulas, instructions, skills, techniques, procedures, specifications, data, results and other material, manufacturing procedures, test procedures, and any tangible embodiments of any of the foregoing, and any scientific, manufacturing, marketing and business plans, any financial and personnel matters relating to a party or its present or future products, sales, suppliers, customers, employees, investors or business, that have been disclosed by or on behalf of such party to the other party in connection with this Agreement.  The terms of this Agreement shall be deemed the Confidential Information of both parties.

1.8“Consigned Components” shall mean any Components designated as “Consigned Components” on the Bill of Materials.

1.9“Contract Year” means each calendar year during the Term, except that Contract Year 1 commences on the Effective Date and ends on December 31, 2016 and Contract Year 11 commences on January 1, 2026 and ends on the date that is ten (10) years after the Effective Date.

1.10“Defect” or “Defective” shall mean a defect caused by a breach of a warranty in Section 10.3.

1.11“Epidemic Failure” has the meaning specified in Section 8.5.

1.12“Equipment” shall mean any and all equipment installed at the Manufacturing Facility and used to manufacture the Products.

1.13“FDA” means the United States Food and Drug Administration, or any successor entity thereto.

1.14“Forecast” has the meaning specified in Section 2.1.

1.15“Good Manufacturing Practice” or “GMP” shall mean compliance with the most recent version of ISO13485 and the Quality System Regulations 21 CFR Part 820.

1.16“Governmental Authority” shall mean any supranational, national, regional, state or local government, court, governmental agency, authority, board, bureau, instrumentality, or regulatory body, including the FDA.

1.17“CCC IP” shall mean the Intellectual Property Rights owned or otherwise controlled by CCC necessary for the manufacture of Products for Nevro pursuant to this Agreement.

1.18“Intellectual Property Right” means any patent or patent application, including with respect to patents rights granted upon any reissue, divisional, continuation or continuation-in-part applications, utility models issued or pending, registered and unregistered design rights, copyright (including the copyright on software in any code), trademark, trade dress, trade secret, know-how, or any other intellectual property right or proprietary right, whether registered or unregistered, and whether now known or hereafter recognized in any jurisdiction.

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1.19“Inventory” shall mean WIP (i.e., Components contained in partly finished Products that are in various stages of the manufacturing process), finished Products (including, but not limited to, Safety Stock), Product-specific, non-returnable purchased Components and non-cancelable purchase orders for Components outstanding with CCC’s suppliers, consistent with Section 2.3(c).

1.20“Last Time Buy” shall mean Nevro’s option to order any quantities of Products totaling up to the quantities equal to [***] ([***]) times the volumes of such Products contained in the last received [***] ([***]) month Forecast, subject to the requirements set forth in this Agreement.

1.21“Manufacturing Facility” shall mean the CCC facility located at General Paz 1371, 11400 Montevideo, Uruguay, and any other facility approved by Nevro in accordance with Section 5.2(b) and that has been Qualified to manufacture the Products.

1.22“NDS Components” shall mean all Components purchased by CCC from a Nevro Dictated Subcontractor.

1.23“Nevro Dictated Subcontractor” shall mean the Subcontractors identified in Attachment 1 of the Quality Agreement as “Nevro Dictated Suppliers.”

1.24“Nevro IP” shall mean the Intellectual Property Rights owned or otherwise controlled by Nevro, solely to the extent necessary for the manufacture of Products for Nevro pursuant to this Agreement.

1.25“Nevro Property” shall mean (a) any tooling, equipment or software provided by Nevro, and (b) tooling or equipment developed or procured by CCC at Nevro’s expense but, with respect to tooling or equipment developed or procured by CCC at Nevro’s expense after the Effective Date, only if it has been invoiced separately from the purchase price of the Products, and (c) CCC’s Safety Stock upon Nevro’s payment of the applicable purchase price therefor.

1.26“Nevro System” shall mean an implantable system intended to be completely introduced to a living body by surgical intervention to apply electrical stimulation for treatment of chronic pain.

1.27“Products” shall mean the products that are listed in Exhibit A attached hereto, as well as any follow-on, modified, or improved versions of such products, or additional products, that the parties may mutually agree in writing to be subject to this Agreement.

1.28“Purchase Order” shall mean a written purchase order issued by Nevro for Products.

1.29“Qualified” shall mean that the Manufacturing Facility and Equipment have been fully qualified by CCC to supply Nevro with such Products meeting the Specifications and requirements of the applicable Governmental Authorities.  To remain Qualified, the Manufacturing Facility and Equipment must (i) be maintained as specified in the Quality Agreement and to at least the same conditions as when initially Qualified;  and (ii) continue to

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comply with all applicable requirements of any Governmental Authorities; in each case without any unapproved changes.

1.30“Quality Agreement” shall mean the quality agreement executed by the parties and dated July 13, 2016, and any amendments thereto executed by the parties.

1.31“Safety Stock” shall mean the level of finished Products to be maintained by CCC, in excess of the amount required to meet Nevro’s Purchase Orders, which level is specified in Section 2.2 below.

1.32“Shipment Date” shall mean the shipment date from the Facility as specified in a Purchase Order that is consistent with the Volume Acceptance Range and the applicable lead times for such Products as set forth on Exhibit A, or another date mutually agreed by the Parties in writing.

1.33“Specifications” shall mean Nevro’s written specifications for the Products, including the current revision number, Approved Manufacturer List, Bills of Materials, manufacturing procedures, schematics, testing procedures, drawings and documentation, including the specifications referenced on Exhibit B.

1.34“Subcontractor” shall mean any component supplier, material supplier, service provider, consultant, contract laboratory, contractor, or other third party supplier who provides to CCC any product(s) or services relating to, or that could otherwise reasonably be expected to have any effect on, the Product, including any component or service related to the warehousing, storage or preparation of the Product.

1.35“Tested NDS Component” has the meaning specified in Section 3.6(d).

1.36“Validation Documentation” means the collection of all documentation demonstrating that Product equivalence and all applicable regulatory requirements, and any other requirements agreed by the parties, have been achieved with respect to a proposed new Manufacturing Facility, including master validation plans, qualification documentation (including operational qualification documentation), performance qualification documentation (including protocols and reports), line validation/product performance qualification protocols and reports, and process failure modes and effects analysis documentation. The Validation Documentation is intended to be delivered as a package and considered for approval as such.

1.37“Volume Acceptance Range” has the meaning specified in Section 2.5.

1.38“Warranty Period” shall mean, for each Product, the period of eighteen (18) months immediately following the date the Product is received by Nevro.

2.	Product Purchase

2.1Forecasts.  Following execution of this Agreement, and on a monthly basis thereafter, Nevro will provide CCC with a [***] ([***]) month rolling forecast of Nevro’s expected monthly order volume for each of the Products for the forthcoming [***] ([***]) month

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period (each, a “Forecast”). Nevro agrees to update the Forecast monthly.  The first [***] ([***]) months of the Forecast will be considered binding (provided for clarity that no forecast with respect to the IPG 2000 shall be binding unless and until the IPG 2000 has been approved by Nevro in accordance with Exhibit A), and the last [***] ([***]) months of the Forecast will be considered non-binding. If Nevro’s Purchase Orders for the [***] ([***]) month period covered by a binding Forecast are for a quantity less than the volume of Products specified in the Forecast for such [***] ([***]) month period (the “Shortfall”), Nevro will revise such Purchase Orders or submit additional Purchase Orders.

2.2In-Stock Product Minimum.  CCC agrees to carry at its own cost Safety Stock levels of each Product to accommodate Product purchases by Nevro, as calculated based on the applicable Forecast for the period and in an amount equal to [***] ([***]) [***] worth of expected Product orders in the applicable Forecast.  CCC agrees to fulfill Purchase Orders first from such Safety Stock inventory, and to manufacture sufficient units of the Products to maintain the forecasted levels in the Safety Stock inventory.  The Safety Stock inventory will be available to ship to Nevro within [***] ([***]) [***] of Nevro placing a Purchase Order. If the Safety Stock inventory drops below the [***] ([***]) [***] level at any time, CCC will promptly replenish it within [***] ([***]) [***].  Nevro is responsible in accordance with Section 11.4 for such Inventory that was reasonably and customarily necessary to sustain Safety Stock levels.  The parties may agree from time to time to alter the number of Product units for each Product that need to be maintained in the Safety Stock inventory.

2.3Component Supply.

(a)CCC shall maintain and manage adequate Component inventory in order to meet Nevro’s Purchase Orders. CCC shall immediately notify Nevro in the event of any potential material delays or shortages that may impact CCC’s delivery of Products in accordance with the applicable Forecast or Purchase Orders.

(b)CCC may order a reasonable volume of Components above the quantities required to satisfy Purchase Orders in order to meet Component minimum order quantities imposed by Component suppliers.

(c)Subject to the remainder of this Section 2.3(c), Nevro shall be responsible for the cost/price of finished Products and Safety Stock (as such prices are set forth on Exhibit A) and the cost of other types of Inventory purchased or manufactured by CCC under the terms of this Agreement which becomes obsolete due to reduction in demand (i.e., which were reasonably ordered based on a Forecast including but not limited to the Product requirements contained in the binding portion of the Forecast and the Components ordered that were ordered consistent with the non-binding portion of the Forecast due to long Component lead times) or due to Change Orders (if such finished Products, Safety Stock and other Inventory were identified by either party as becoming obsolete in such mutually agreed Change Order), provided that CCC has made a reasonable effort to return such Inventory or cancel the applicable orders from Subcontractors (except that this obligation on CCC to return or cancel will not apply in the case of finished Products, Safety Stock, and WIP). In the event of such obsolescence, CCC shall notify Nevro in writing of the applicable Inventory, which notice shall explain the reason such

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Inventory became obsolete and shall include invoices and other documentation that show the cost to CCC of such Inventory.

(d)If Nevro engages in a process pursuant to which Nevro accepts bids from third parties to supply Components, Nevro shall (i) notify CCC in writing of Nevro’s intent to engage a third party with respect to such Components within a reasonable period of time prior to the scheduled commencement of such process, (ii) provide CCC with a general written description of Nevro’s requirements with respect to such Components, and (iii) provide CCC with an opportunity to submit a bid to provide such Components to Nevro. Nevro shall discuss any such submitted bid with CCC in good faith. If Nevro does not accept CCC’s bid in any such process, Nevro shall inform CCC in reasonable detail of the reasons for such non-acceptance.

2.4Purchase Orders.  During the Term of this Agreement, Nevro shall issue Purchase Order(s) for the order volume of each of the Products specified in the binding [***] ([***]) month portion of each Forecast. Each Purchase Order shall include at least the following: (a) Nevro’s Purchase Order number; (b) identification of the Products ordered by Nevro; (c) the Shipment Date; and (d) any shipping instructions, including preferred carrier and shipping destination.  Nevro and CCC agree that a Purchase Order sent to CCC by confirmed facsimile or electronic transmission shall constitute a writing for all legal purposes.  In addition, the parties may communicate regarding Purchase Orders via mutually agreeable electronic means, such as confirmed electronic mail.

2.5Purchase Order Acceptance.  CCC will accept all Purchase Orders that have Shipment Dates that conform to Section 2.4 and that order volumes of Products that are within [***] percent ([***]%) and [***] percent ([***]%) of the Forecast for the applicable period (the “Volume Acceptance Range”).  CCC will, within five (5) business days after receipt of a Purchase Order, notify Nevro of acceptance of such Purchase Order or will indicate the Shipment Dates that do not comply with Section 2.4 or the order volumes that are not within the Volume Acceptance Range.  Nothing contained in any Nevro Purchase Order or CCC Purchase Order acknowledgement shall modify the terms of purchase or add any additional or different terms or conditions except as otherwise specifically agreed in writing by the parties and any pre-printed or similar terms or conditions that may be incorporated in such Nevro Purchase Order or CCC Purchase Order acknowledgement are hereby rejected.

2.6Revision of Purchase Orders.  In the event that Nevro cancels a Purchase Order inside the standard lead time for a Product as set forth on Exhibit A, then Nevro will be responsible for all finished Product, WIP, raw material, components and any non-cancelable purchase orders outstanding with suppliers directly related to the cancelled Purchase Order. In the event that Nevro cancels a Purchase Order outside of the standard lead time for a Product, Nevro and CCC will negotiate the resulting costs.  Nevro may change an accepted Purchase Order only if agreed upon in writing by CCC, but CCC shall use its commercially reasonable efforts to accommodate increases, decreases or reschedules of the quantities in a Purchase Order requested by Nevro. Any additional costs of such change approved by Nevro prior to the implementation of such change will be borne by Nevro.

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2.7Minimum Purchase Thresholds.  During the Term, and subject to the terms and conditions of this Agreement, Nevro will satisfy the minimum purchase thresholds as defined in Exhibit A (such obligations, the “Minimum Purchase Thresholds”).

2.8Reduction of Minimum Purchase Thresholds.  If during the Term of this Agreement with respect to any Product, for any reason: (a) CCC fails to supply non-Defective Products in accordance with this Agreement with respect to at least [***] percent ([***]%) of the amount of the Product scheduled on a Purchase Order accepted in accordance with Section 2.5 (a “Purchase Order Failure”); or (b) [***] percent ([***]%) or more of a shipment of the Product delivered by CCC does not meet the applicable Specifications (a “Defect Failure”); or (c) such Product is subject to an Epidemic Failure; then (i) Nevro may require CCC to increase Safety Stock inventory specified in Section 2.2 up to [***] ([***]) [***] worth of expected Product orders, and (ii) the Minimum Purchase Thresholds for the year or years in which such events occur will be [***] in connection with a Purchase Order Failure or the [***] affected by a Defect Failure or Epidemic Failure. In addition, in the case of an extended interruption of supply of sixty (60) consecutive days or more, CCC and Nevro agree to negotiate in good faith further reductions in the Minimum Purchase Thresholds until such time as CCC is in a position to satisfy future Purchase Orders.

3.	Supply

3.1Delivery. Delivery of all Products shall be made EXW (Incoterms 2010) Manufacturing Facility.  Title to and risk of loss for the Products shall pass to Nevro at the delivery point.  Nevro shall be responsible for paying freight, handling, shipping and insurance charges that it approves in writing in advance for shipments to destinations requested by Nevro.  CCC shall deliver the Products to Nevro on or before the applicable Shipment Date and in accordance with the shipping instructions in the applicable Purchase Order, including the ship-to address, carrier and means of transportation or routing.  Nevro may return any unauthorized  over-shipment or any portions thereof, at CCC’s expense and without charge to Nevro.  If Nevro fails to provide shipping instructions, CCC will make the selection of carrier on a commercially reasonable basis.

3.2Notification of Delay. Without limiting Nevro’s rights and remedies under this Agreement, if circumstances arise that prevent CCC from making the Products available on the Shipment Date, CCC shall (i) immediately notify Nevro of the nature of the problem, the methods taken to overcome the problem and the estimated time of delay, and (ii) expedite shipment of such Products when the problem is overcome.

3.3Product Quality.  CCC shall test and inspect all Products before shipment for compliance with the Specifications, all Applicable Laws, and the Quality Agreement and shall provide to Nevro written certification that each Product shipped was manufactured in compliance with the foregoing.  In addition, CCC shall comply with its obligations under the Quality Agreement and Good Manufacturing Practice with respect to all Manufacturing Facilities and the manufacture of the Products.  Upon receipt of each shipment of Products, Nevro, or a third party designated by Nevro, may test and inspect such Products for compliance with the foregoing.

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3.4Rejection.  Nevro must conduct any incoming inspection tests not later than 45 days from the date of its receipt of the Products. Products not rejected by Nevro by written notice to CCC within such period will be deemed accepted, with the exception of Products with defects that are not readily observable by Nevro. Any Defective Products may be returned to CCC in accordance with Section 10.3(b).  For clarity, nothing in this Section 3.4 modifies or otherwise affects Nevro’s rights and remedies under Section 10 with respect to any Products.

3.5Consigned Components.

(a)In the event that Nevro supplies certain Consigned Components to CCC, such Consigned Components shall be delivered to CCC in sufficient time and in sufficient quantities based on Purchase Orders and in accordance with this Agreement, including normal yield levels, to allow CCC to meet scheduled Shipment Dates for the applicable Products.  All Consigned Components shall be in good condition and in good working order.  Nevro assumes complete liability for the quality of all Consigned Components and CCC shall not be responsible for any Defects or deficiencies therein.  CCC shall, upon receipt of the Consigned Components, perform all necessary inspections of the Consigned Components, in accordance with its standard procedures and shall notify Nevro in writing, not later than twenty (20) Days from the date of receipt of the Consigned Components, of any Defects found or of any discrepancy in quantities. CCC reserves the right, after receipt of the Consigned Components, to timely inform Nevro of additional Defects which may be discovered or revealed by further inspection by or through the manufacturing process that could not be discovered at incoming inspection by CCC.

(b)CCC will provide Nevro with a written statement of the Consigned Components used by CCC at the end of each calendar month.

3.6Subcontractors.

(a)Use of Subcontractors.  CCC will not use any Affiliate or Subcontractor for any supply of Components or services related to the Product without the prior written consent of Nevro.  If Nevro consents to the use of an Affiliate or Subcontractor, Nevro may specify change control procedures applicable to the provision of services by such Affiliate or Subcontractor in addition to the terms of Section 5.

(b)Verification of Subcontractors.  Except for Nevro Dictated Subcontractors, CCC shall establish and maintain written requirements, including quality requirements, for evaluating, selecting, and assessing any Subcontractors and shall ensure that each Subcontractor is qualified and able to provide the product(s) or service(s) (including Components) required to perform its required tasks or services in accordance with the Specifications, all Applicable Laws, and this Agreement.  CCC shall establish and maintain appropriate quality requirements to ensure the performance of Subcontractors (other than Nevro Dictated Subcontractors) in accordance with the terms and conditions of this Agreement, Applicable Laws, CCC’s standard operating procedures, and, if any, Nevro’s written instructions.  CCC shall use commercially reasonable efforts to ensure Nevro has the right to audit CCC’s Subcontractors to assure compliance with this Agreement and any regulatory requirements, and CCC shall include such right for Nevro to conduct such audits (including the right to access facilities and records) in any applicable contract CCC has with a Subcontractor.

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(c)Liability for Subcontractors.  CCC shall be responsible for keeping all Subcontractors adequately informed and ensuring that the correct design, production, or process controls are applied to Subcontractor as applicable to ensure that the Product, including any Component therein, conforms to the Specifications.  With the exception of Nevro Dictated Subcontractors, CCC is responsible for the acts and omissions of any Subcontractor as if those acts and omissions had been carried out by CCC.

(d)Nevro Dictated Subcontractors.  In the event that a Nevro Dictated Subcontractor supplies NDS Components to CCC, CCC shall (i) conduct inspection and acceptance testing on such NDS Components in accordance with section 7.16 and Attachment 2 of the Quality Agreement (“NDS Component Testing”), (ii) use in the manufacture of Products only NDS Components that have passed the properly conducted NDS Component Testing (each, a “Tested NDS Component”), (iii) notify Nevro of any NDS Components that fail the NDS Component Testing within thirty (30) days after such failure, (iv) use commercially reasonable efforts to cause such Nevro Dictated Subcontractor to deliver such NDS Components in sufficient time and in sufficient quantities based on Purchase Orders and in accordance with this Agreement to allow CCC to meet scheduled Shipment Dates for the applicable Products, and (v) notify Nevro in writing within five (5) business days of any shipment delay, NDS Component quality issue or other business or performance concern with respect to any Nevro Dictated Subcontractor (each, an “NDS Component Subcontractor Issue”), which writing shall describe in detail the NDS Component Subcontractor Issue and any actions CCC has taken with respect to such issue. Subject to and without limiting CCC’s obligations set forth immediately above, (i) Nevro will be responsible for qualifying, monitoring, and managing all Nevro Dictated Subcontractors in accordance with Nevro’s internal procedures, (ii) except as set forth herein, CCC shall not be responsible for the quality of NDS Components that have passed properly conducted NDS Component Testing in accordance with the Quality Agreement and CCC shall not be responsible for costs related to or arising from defects or deficiencies in any NDS Components that have passed properly conducted NDS Component Testing in accordance with the Quality Agreement, including, without limitation, costs and expenses related to the repair or replacement (including shipping and handling expenses) of any Defective Products that are Defective due to such defective or deficient NDS Components that have passed properly conducted NDS Component Testing in accordance with the Quality Agreement, provided that in each case that any such defect or deficiency could not have reasonably been discovered during NDS Component Testing and was not caused by CCC in its handling of such NDS Component or during the manufacturing process, (iii) without limiting CCC’s obligation to properly test NDS Components, CCC reserves the right, after receipt of the NDS Components, to timely inform Nevro of additional defects which may be discovered or revealed by further inspection by or through the manufacturing process that could not be reasonably discovered during NDS Component Testing, (iv) upon receipt of a notice of an NDS Component Subcontractor Issue, Nevro will work with CCC and use reasonable efforts to cause such Nevro Dictated Subcontractor to deliver non-defective NDS Components in sufficient time and in sufficient quantities based on Purchase Orders and in accordance with this Agreement, including normal yield levels, to allow CCC to meet scheduled Shipment Dates for the applicable Products and (v) failure or delay of CCC to perform fully any of its obligations under this Agreement caused by defects or deficiencies in any NDS Component that has passed properly conducted NDS Component Testing (which defects or deficiencies could not have reasonably been discovered during NDS Component Testing and were not caused by CCC in its handling of such NDS

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Component or during the manufacturing process) or the non-performance or delay of a Nevro Dictated Subcontractor in delivering non-defective NDS Components will be deemed not to be a breach of this Agreement if such NDS Components or the Nevro Dictated Subcontractor’s non-performance or delay were the primary cause of CCC’s failure or delay to fully perform such obligations.

4.	Price; Payment

4.1Product Purchase Price.  Nevro shall pay to CCC the prices for the Products set forth in Exhibit A attached hereto. Notwithstanding the preceding sentence, (a) subject to clause (b) of this Section 4.1, if there is a net increase or decrease of $[***] or more in the [***] a Product ([***]), which increase or decrease shall be [***]), then a corresponding change equal to [***] percent ([***]%) of the documented amount of such increase or decrease will be made to the price of the applicable Product. The parties shall meet at least twice per Contract Year to calculate the amount of any such increase or decrease and, if any increase or decrease in the Product price is made as a result of any such meeting, the parties shall update the [***] after such meeting to reflect the change in the [***] such increase or decrease. CCC shall provide to Nevro documentation [***] such increase or decrease.  All Purchase Orders for Products issued by Nevro after the parties' agreement regarding the amount of such increase or decrease shall reflect the adjusted Product price. For clarity, Nevro shall [***] with respect to [***].

4.2Invoices; Payments. CCC shall invoice Nevro for the Products on or after the date on which CCC ships the Product to Nevro.  All such invoices shall be submitted by CCC to Nevro via email. Nevro shall pay all undisputed amounts within thirty (30) days following Nevro’s receipt of CCC’s invoice.  All payments under this Agreement shall be in U.S. dollars. All amounts referenced in or to be paid under this Agreement, exclude taxes, customs, shipping, insurance and duties.  CCC agrees to notify Nevro of any past due amounts and reserves the right to charge interest on any such undisputed amounts which remain past due for ten (10) days after such notification at the rate of 1.5% per month or the highest rate allowed by law, whichever is lower. In addition to all other available rights and remedies on default, CCC may refuse orders, require advance payment in full, ship C.O.D. or halt shipments if all undisputed prior invoices are not paid in full within 10 days after CCC notifies Nevro in writing of the applicable past due amounts under such invoices.

4.3Taxes.  Nevro agrees to pay any applicable sales, use, excise or similar taxes, including value added taxes and customs duties, itemized on the applicable invoice and arising from purchases made by Nevro under this Agreement, but not any taxes based on CCC’s net income.

4.4Cost Reduction Initiatives. CCC shall collaborate with Nevro to make proposals that, if implemented, would deliver a reduction in the cost of the Product, including by reducing Component and manufacturing costs and improving Product yields. CCC shall provide to Nevro a plan detailing cost reduction efforts that CCC proposes to undertake to achieve the cost reductions, which must be approved by Nevro, which approval may be provided or withheld in Nevro’s sole discretion.  The parties shall meet at least twice per Contract Year to review the

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cost reduction efforts.  Nevro and CCC will mutually agree upon the business case analysis, including expenses, cost savings and implementation schedule.  Cost reduction efforts or proposals shall not compromise quality or reliability, and CCC shall comply with Product Specifications and Good Manufacturing Practices.  If CCC and Nevro share the expenses associated with the implementation, cost savings shall be split [***] percent ([***]%) to Nevro and [***] percent ([***]%) to CCC.  If either party pays the full cost of such implementation (as such payment responsibility is specified in the approval of such implementation), then that party will receive [***] percent ([***]%) of the demonstrated cost reduction. For avoidance of doubt, for design changes in a Product that are initiated by Nevro and for which the implementation costs are paid by Nevro, Nevro will receive [***]% of the demonstrated cost reduction upon implementation.  CCC shall give Nevro notice of the implementation of the foregoing cost reductions as soon as practicable, but in any event within thirty (30) days of the accomplished reduction. After any such implementation, all invoices shall reflect the applicable reduced pricing and the parties shall work to update Exhibit A accordingly.

5.	Process Change Notification

5.1Specification Change Process.  If, during the Term of this Agreement, Nevro wishes to engage CCC with respect to a change to any Specifications, including critical raw material specifications and sourcing, for any Product then being manufactured by CCC, it shall give CCC written notice of such request (a “Change Order”).  CCC shall respond to such Change Order, including any pricing change driven by such Change Order (provided that any such pricing change shall be consistent with [***]), and the parties shall thereupon negotiate in good faith for a written change to such Specifications, incorporating the modifications to the Specifications and any associated regulatory approvals and facility qualifications required as a result.  CCC may not reject reasonable Change Orders requested by Nevro and CCC shall promptly implement any Change Orders.  Except as specified in this Section 5.1, CCC may not change the manufacturing process of the Products except in accordance with the Quality Agreement. Any Inventory that will be rendered unusable as a result of a Change Order shall be identified in such Change Order and CCC shall provide documentation reasonably supporting the unusability of such Inventory. [***]

5.2Notification of Changes.

(a)Equipment Change.  CCC shall notify Nevro of all proposed changes to any Equipment that may affect the Products or any certification, approval, or qualification by any Governmental Authority.  Any such notice shall be provided in accordance with the Quality Agreement.

(b)Manufacturing Facility Change.  Two options exist for the relocation of the manufacturing facility as described in clauses (i) and (ii) below.

(i)If CCC desires to relocate the manufacturing of the Product from the Manufacturing Facility to the location specified on Exhibit E, CCC shall provide written notice to Nevro and shall provide an updated schedule for such relocation and such other

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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information reasonably required by Nevro with respect to such proposed new location.  Following the notice, CCC shall deliver to Nevro qualification parts manufactured at such proposed new location and the Validation Documentation with respect to such proposed new location for Nevro’s review and approval (which approval shall not be unreasonably withheld).  CCC shall not ship any Product manufactured at the new location until CCC’s receipt of a written notice from Nevro that it is ready to receive Product manufactured at the new facility (the “Facility Approval Notice”). CCC will use reasonable commercial efforts to qualify and otherwise achieve all regulatory approvals necessary for the relocation and the manufacture of Products at the new location as soon as possible, excluding any such approvals with respect to the Product that Nevro itself is legally required to obtain (“Nevro Approvals”).  Nevro will use reasonable commercial efforts to achieve the Nevro Approvals as soon as possible after Nevro’s approval of the Validation Documentation.  Nevro shall provide reasonable cooperation to CCC in connection with the qualification of such new facility, and CCC shall provide reasonable cooperation to Nevro in connection with obtaining the Nevro Approvals.   If Nevro does not issue the Facility Approval Notice within [***] ([***]) days after all regulatory approvals (including Nevro Approvals) necessary to manufacture the Product at the new location have been obtained and CCC has reasonably demonstrated that it can manufacture Products in accordance with this Agreement at such new location, then all prices for the Products will automatically [***] ([***]%) unless and until Nevro issues the Facility Approval Notice.  Nevro understands and agrees that the relocation of the Manufacturing Facility located at General Paz 1371, 11400 Montevideo, Uruguay is accounted for in the pricing in Exhibit A, and therefore, [***] will be made as result of such relocation.    Unless agreed upon by the parties, each party will be responsible for their direct costs associated with the move, including all costs related to internal Product and process validation, equipment purchase and implementation and integration costs. Notwithstanding the foregoing, CCC will be responsible for (i) the third party expenses [***] with the [***] for such relocation (ii) the cost of [***] required in connection with [***] required in connection with such relocation.

(ii)Based on business requirements and agreed upon by both parties in writing, the manufacturing of a Product could be relocated to a CCC site located in the United States.  All requirements identified in  Section 5.2(b)(i) above must be successfully completed before such Product can be shipped from the new location. The NRE cost associated with this facility relocation will be negotiated in good faith between the parties prior to the time the facility relocation is to be executed.   The unit price for the Products manufactured at such new facility will be in accordance with Exhibit A, unless otherwise agreed to by the parties.

(c)Change Approval.  CCC shall comply with the Quality Agreement for the implementation of any changes to any process, system, or activity relating to the Product. .

6.	Personnel; Facilities; Equipment; Nevro Property

6.1Personnel.  CCC shall ensure that all of its personnel engaged in the storage, handling, packaging, distribution, or other processing of the Products shall have the education, training and experience reasonably sufficient to perform their assigned functions in accordance with Applicable Laws.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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6.2Facilities.  CCC shall ensure that the Manufacturing Facility shall be orderly and maintains (i) reasonably adequate lighting, ventilation and water supply for the activities relating to the Product, (ii) space for performing the activities required under this Agreement, and (iii) the ability to reasonably separate discrete operations or processes relating to the Product in order to prevent mixing, product errors or other contamination of Product.

6.3Equipment.

(a)CCC shall bear all costs of maintenance and repair, including validation, periodic calibration, as required, and preventive maintenance, of the Equipment, whether required as a result of routine and ordinary wear or otherwise.

(b)CCC shall secure and maintain in good order, at its sole cost and expense, all current governmental registrations, permits and licenses that are required by Governmental Authorities in order for CCC to use the Equipment and to manufacture the Products under this Agreement.  CCC shall make copies of such registrations available for viewing by Nevro and its designees for inspection, upon reasonable request from Nevro. CCC agrees to promptly inform Nevro of any injury that occurs on manufacturing and testing equipment that is owned by Nevro but in a CCC Manufacturing Facility.

6.4Nevro Property.  Any Nevro Property shall reside and/or remain the property of Nevro and shall (a) be clearly marked or tagged as the property of Nevro, (b) be and remain personal property, and not become a fixture to real property, (c) be subject to inspection by Nevro at any time, (d) be used solely for the purpose of supplying the Products to Nevro, (e) be kept free by CCC from any and all liens and encumbrances, (f) not be modified in any manner by CCC without the prior written approval of Nevro, and (g) be maintained by CCC in accordance with Nevro’s maintenance procedures and guidelines, including, if applicable, but not limited to, periodic calibration procedures.  Nevro will pay all maintenance costs of Nevro Property.  Nevro shall retain all rights, title and interest in Nevro Property and CCC agrees to treat and maintain the Nevro Property with the same degree of care as CCC uses with respect to its own property, but no less care than reasonable care.  All processes and specifications related to the Nevro Property shall constitute Nevro’s Confidential Information. CCC shall bear all risk of loss or damage to the Nevro Property, normal wear and tear excepted, until it is returned or delivered to Nevro. Upon Nevro’s request, CCC shall deliver all of the Nevro Property to Nevro in good condition, normal wear and tear excepted, without cost to Nevro (except freight costs); Nevro shall determine the manner and procedure for returning the Nevro Property, and shall pay the corresponding freight costs.  CCC agrees to execute all documents, or instruments evidencing Nevro’s ownership of the Nevro Property as Nevro may require from time to time.

7.	Suspension of Minimum purchase thresholds

In the event that an injunction, exclusion order, or cease and desist order is issued by any relevant court or tribunal, which thereby prevents the sale, manufacturing, or importation of  a Product  due to such Product infringing the intellectual property rights of a third party, the parties agree to suspend the Minimum Purchase Thresholds for such Product until the

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injunction, exclusion order, or cease and desist order is lifted or terminated (a “Minimum Purchase Suspension”).   The Minimum Purchase Suspension shall terminate and Nevro shall immediately commence its obligations to satisfy the Minimum Purchase Thresholds upon the termination or lifting of the applicable injunction, exclusion order, or cease and desist order.  Nevro shall use its best efforts to prevent any such injunction, exclusion order, or cease and desist order from being issued. desist order from being issued. If an injunction, exclusion order, or cease and desist order is issued despite Nevro’s best efforts, Nevro shall use its best efforts to obtain a judgment vacating, terminating or lifting any such injunction, exclusion order, or cease and desist order as soon as possible after the issuance thereof, to the extent it is legally permissible to do so.

8.	Program Management; Product Support; Complaints and Adverse Events; Epidemic Failure

8.1Program Management. Each party shall provide a list of program team members. The list shall include name, title, phone number, and email address. The Program Team List is attached as Exhibit D.

8.2Technical Support.  CCC agrees to provide Nevro reasonable technical support and assistance upon request regarding questions about the Specifications and the manufacturing processes for the Products.  Any charges for such assistance (beyond normal manufacturing assistance consistent with standard contract manufacturing) will be agreed upon by the parties and paid for by Nevro.

8.3Other Support.  Each party shall, in response to any complaint, or in the defense by the other party of any litigation, hearing, regulatory proceeding or investigation relating to the Product, make available to the other party during normal business hours and upon reasonable prior written notice, such party’s employees and records reasonably necessary to permit the effective response to, defense of, or investigation of such matters, subject to appropriate confidentiality protections. Any charges for such assistance will be agreed upon by the parties.

8.4Epidemic Failure.

(a)For the purposes of this Agreement, epidemic failure will be deemed to have occurred if there is an occurrence of an in-field failure rate of [***] percent ([***]%) or more of the total units of Product delivered by CCC to Nevro in any [***] month period and the root cause of such failure is [***] (“Epidemic Failure”).  In the event of an Epidemic Failure, CCC and Nevro will cooperate to implement the following procedure:

(i)The discovering party shall promptly notify the other party upon discovery of the failure; provided, however, that, in the event of a failure that creates a risk of injury or death, the discovering party will immediately notify the other party and will also provide the other party with written notice within [***] ([***]) business hours of any notification made by the discovering party to any Governmental Authority responsible for regulation of product safety.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(ii)Within [***] ([***]) business day after such notification, CCC shall provide to Nevro a preliminary plan for diagnosing the problem, which plan CCC will revise on Nevro’s request;

(iii)CCC and Nevro shall jointly diagnose the problem (root cause) and plan a solution or corrective action;

(iv)CCC shall prepare and consult with Nevro regarding an appropriate corrective action plan; and

(v)CCC and Nevro shall mutually agree on a corrective action plan, customer notification, replacement scheduling and remediation, which may include a recall, field action, and return inventory replacement, and repair.

Notwithstanding the foregoing, Nevro may undertake any and all action necessary independently of CCC to correct the Epidemic Failure and shall communicate such action to CCC; provided, that CCC is unable or unwilling to promptly correct the Epidemic Failure.

(b)Any Defective Products subject to Epidemic Failure (including those Defective Products outside of the Warranty Period) may be returned to CCC in accordance with Section 10.3b.

9.	Regulatory Action

9.1Regulatory Inspection.  In the event that CCC receives notice of any inspection by a Governmental Authority of the Manufacturing Facility that involves or otherwise relates to the Product, CCC shall notify Nevro within twenty-four (24) hours of its receipt of such notice.  CCC will cooperate, including access to the Manufacturing Facility, Records and CCC personnel, as reasonably necessary to support any such inspection and provide communication and access to Nevro in accordance with the Quality Agreement.

9.2Recalls.

(a)Incidents and Product Recalls.  CCC shall notify Nevro within [***] ([***]) business day of any information which may affect the safety or the continued marketing of the Product, including any information relating to: (i) any Product, including any production lot, being made subject to any correction and/or removal, including a recall, market withdrawal or stock recovery (collectively, a “Recall”), regardless of whether such Recall is initiated by CCC, Nevro and/or any third party, including a Governmental Authority; (ii) any incident that would cause the Product or its labeling to be mistaken for, or applied to, another article; or (iii) any contamination or any significant chemical, physical, or other change or deterioration in such Product that would cause it to fail to meet the Specifications; or (iv) any other matter that would require a report to the FDA concerning the Product.

(b)Cooperation.  In the event either party believes it may be necessary to conduct a Recall, CCC and Nevro shall consult with each other as to how best to proceed, it

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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being understood and agreed that the final decision as to any Recall of any end product in which the Product is included shall be at Nevro’s sole discretion, following consultation with CCC.  Nevro will be responsible for, and oversee, notification of any such Recall for such end product sold by Nevro to its customers and will provide CCC with a final report to confirm that the Recall was performed in compliance with Applicable Law.  In any event, with respect to any such Recall, Nevro shall make all contacts with the FDA and shall be responsible for coordinating all necessary activities in connection with the Recall.  CCC will fully cooperate, at CCC’s sole expense, in providing all requested information to Nevro, including any request by Nevro that CCC (i) investigate such Recall, (ii) provide Nevro with an initial response or preliminary report relating to the circumstances leading to the Recall, and (iii) secure any recalled Product to prevent further distribution.

9.3Confidentiality.  All information disclosed or exchanged pursuant to this Section 9 shall be treated as Confidential Information of the disclosing party and shall not be disclosed to any third party without the original party’s prior written consent, unless such disclosure is permitted under Section 13.3(d).

10.	Representations, Warranties and Covenants

10.1Representations, Warranties and Covenants of CCC.  CCC represents and warrants to Nevro that:

(a)as of the Effective Date, CCC is duly organized, validly existing, and in good standing under the laws of New York and has full corporate power and authority to enter into this Agreement;

(b)as of the Effective Date, CCC is in good standing with all applicable Governmental Authorities;

(c)as of the Effective Date, CCC has taken all corporate actions necessary to authorize the execution and delivery of this Agreement and the performance of CCC’s obligations under this Agreement;

(d)the performance of CCC’s obligations under this Agreement do not materially conflict with, or constitute a material default under CCC’s charter documents, any contractual obligation of CCC or any court order;

(e)neither CCC nor any of its employees, agents, consultants and Subcontractors is debarred, suspended, proposed for debarment, or otherwise determined to be ineligible to participate in federal health care programs (as that term is defined in 42 U.S.C. 1320a-7b(f) or under any analogous foreign counterpart), or convicted of a criminal offense related to the provision of health care items or services;

(f)CCC shall not, during the term of this Agreement, undertake any obligation that conflicts with CCC’s obligations under this Agreement;

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(g)CCC has obtained all material licenses, permits, authorizations, and permissions necessary or requisite under Applicable Law for meeting and performing its obligations under this Agreement, and all such material licenses, permits, authorizations, and permissions are in full force and effect and shall be kept in full force and effect during the term of this Agreement;

(h)the Manufacturing Facility is registered with the appropriate Governmental Authorities and in compliance with all applicable Governmental Authority standards and Applicable Laws;

(i)CCC shall manufacture all Products at and supply all Products from the Manufacturing Facility, and CCC shall not, without Nevro’s prior written consent, manufacture Products at or supply Products from any facility other than the Manufacturing Facility;

(j)CCC shall transfer to Nevro good and clear title to the Products, free and clear of all liens, claims and encumbrances;

(k)CCC has the right to grant the rights granted by CCC hereunder and CCC’s manufacturing process and its performance of services under this Agreement will not infringe any Intellectual Property Right of any third party;

(l)CCC shall not sell or otherwise transfer the Products to any third party, other than as consented to by Nevro in writing; and

(m) CCC has the right and power to enter into this Agreement.

10.2Representations, Warranties and Covenants of Nevro.  Nevro represents and warrants to CCC that

(a)as of the Effective Date, Nevro is duly organized, validly existing and in good standing under the laws of Delaware and has full corporate power and authority to enter into this Agreement;

(b)as of the Effective Date, Nevro is in good standing with all applicable Governmental Authorities;

(c)as of the Effective Date, Nevro has taken all corporate actions necessary to authorize the execution and delivery of this Agreement and the performance of Nevro’s obligations under this Agreement;

(d)the performance of Nevro’s obligations under this Agreement do not materially conflict with, or constitute a material default under Nevro’s charter documents, any contractual obligation of CCC or any court order;

(e)neither Nevro nor any of its employees, agents, consultants or Subcontractors is debarred, suspended, proposed for debarment, or otherwise determined to be ineligible to participate in federal health care programs (as that term is defined in 42 U.S.C.

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1320a-7b(f) or under any analogous foreign counterpart), or convicted of a criminal offense related to the provision of health care items or services;

(f)Nevro shall not, during the term of this Agreement, undertake any obligation that conflicts with Nevro’s obligations under this Agreement;

(g)Nevro has obtained all material licenses, permits, authorizations, and permissions necessary or requisite under Applicable Law for meeting and performing its obligations under this Agreement, and all such material  licenses, permits, authorizations, and permissions are in full force and effect and shall be kept in full force and effect during the term of this Agreement; and

(h)Nevro has the right and power to enter into this Agreement.

10.3Performance Warranty and RMA Process.

(a)CCC warrants that during the Warranty Period each Product will be free from defects in material and workmanship, will conform to the relevant Specifications, and will have been manufactured in accordance with Good Manufacturing Practices and otherwise in accordance with this Agreement.  In the event that any Product does not conform to such warranty, CCC will repair or replace such Product (or refund the price paid therefor) as provided for in Section 10.2(b).

(b)Any Defective Products may be returned to CCC  and CCC will, at its sole expense (including shipping and handling expenses), either (i) repair the applicable Defective Products within a reasonable time (which shall be no greater than the lead time set forth on Exhibit A for the applicable Product); (ii) replace the applicable Defective Products within a reasonable time (which shall be no greater than the lead time set forth on Exhibit A for the applicable Product); and/or (iii) and if neither of (i) or (ii) is feasible within such time, upon Nevro’s request and without limiting Nevro’s rights and remedies under this Agreement, CCC will refund the amount of the payments paid for the Product; provided that (i) Nevro obtains a return authorization from CCC prior to returning the Products (and CCC shall provide Nevro with an RMA number promptly upon request), and the failure analysis, or summary thereof, conducted by Nevro shall accompany the Product or shall otherwise be promptly be delivered to CCC. If the Product returned to CCC is not covered by the warranty (because the return was outside the Warranty Period or was found not to be Defective Product) CCC may charge Nevro for any services performed on the Product.

(c)Notwithstanding any other provision of this Agreement, CCC shall have no obligation to Nevro under the limited warranty set forth in Section 10.3(a) or under Section 14.1 to the extent that (a) the Product is not used in accordance with the Specifications; (b) the Product has had modifications, alterations, repairs or work performed on it by any party other than CCC or CCC’s authorized agents; (c) the failure is due to incorrect use or handling of the Products by Nevro or third parties after Nevro accepts such Product; (d) the failure is due to a defect in a Tested NDS Component (which defect could not have reasonably been discovered during NDS Component Testing and which failure or defect was not caused by CCC or its agents

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in its handling of such Tested NDS Component or otherwise during the manufacturing process), or (e) Nevro has not complied with Section 10.3(b) (collectively, the “Section 10.3(c) Causes”).

10.4Disclaimer of Warranties.

(a)EXCEPT FOR THE WARRANTIES MADE IN SECTIONS 10.1 AND 10.3, CCC MAKES NO OTHER WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE COMPONENTS, PRODUCTS OR ANY SERVICES PROVIDED UNDER THIS AGREEMENT, AND DISCLAIMS ALL OTHER WARRANTIES INCLUDING THE WARRANTIES OF MERCHANTABILITY, NON-INFRINGEMENT AND FITNESS FOR A PARTICULAR PURPOSE OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE.

(b)EXCEPT FOR THE WARRANTIES MADE IN SECTION 10.2, NEVRO MAKES NO OTHER WARRANTIES WITH RESPECT TO THE NEVRO INTELLECTUAL PROPERTY, CONSIGNED COMPONENTS, NEVRO PROPERTY, THE LICENSES GRANTED HEREUNDER OR OTHER MATERIALS OR DOCUMENTATION PROVIDED BY NEVRO HEREUNDER AND DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF NON-INFRINGEMENT, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICE.

11.	Term and Termination

11.1Term.  Unless earlier terminated pursuant to the terms and conditions of this Agreement, this Agreement shall commence on the Effective Date and shall remain in full force and effect for ten (10) years.  Thereafter, this Agreement will be automatically extended for additional two (2) year periods unless one party notifies the other in writing one (1) year in advance that it does not intend to renew the Agreement for an additional term (all such renewal periods and the initial term collectively being the “Term”).

11.2Termination by Nevro.  Nevro may terminate this Agreement by providing three (3) years written notice to CCC in the event a Change of Control of CCC occurs, provided that such notice period shall be one (1) year in the event CCC is acquired by a competitor to Nevro such as but not limited to St. Jude Medical, Boston Scientific or Medtronic or an Affiliate of any such entities.  Such notice shall be given by Nevro not less than [***] ([***]) days after the effective date of any Change of Control or Nevro’s rights under this Section 11.2 shall expire.

11.3Termination for Certain Events.  Either party may terminate the Agreement by providing written notice to the other party, upon the occurrence of any of the following events:

(a)if the other party ceases to do business, or otherwise terminates its business operations, excluding any situation where all or substantially all of such other party’s assets, stock or business to which this Agreement relates are acquired by a third party (whether by sale, acquisition, merger, operation of law or otherwise);

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(b)if the other party breaches any material provision of this Agreement and fails to cure such breach within [***] ([***]) days of written notice describing the breach, except that an undisputed breach of the payment provision of this Agreement must be cured within [***] ([***]) day of written notice describing the breach; or

(c)if the other becomes insolvent, makes an assignment for the benefit of creditors, files a petition in bankruptcy, permits a petition in bankruptcy to be filed against it, presents a petition or has a petition presented by a creditor for its winding up, or enters into any liquidation or call any meeting of its creditors, or admits in writing that it is unable to pay its debts as they mature, or if a receiver or examiner is appointed for a substantial part of its assets.

11.4Consequences of Termination.

(a)Upon any termination or expiration of this Agreement, unless otherwise agreed to by the parties, CCC shall continue to fulfill, subject to the terms of this Agreement, all Purchase Orders placed by Nevro and accepted by CCC in accordance with this Agreement prior to the effective date of termination or expiration. Notwithstanding the foregoing, if this Agreement is terminated by CCC in accordance with Section 11.3, then CCC shall not be required to fulfill its obligations on any Purchase Orders.  Furthermore, CCC shall promptly turn over to Nevro all Products (and Nevro shall pay for such Products at the then-current price) and the Specifications, whether or not completed, and both parties shall promptly turn over to the respective party the Confidential Information of such party.

11.5Accrued Rights.  Termination or expiration of this Agreement for any reason will not affect the rights and obligations of the parties accrued prior to the effective date of the termination or expiration of this Agreement.

11.6Survival.  The following Articles and Sections of this Agreement shall survive its termination or expiration:  Articles 1, 4 (solely to the extent payment obligations remain after the effective date of such termination or expiration), 9, 10, 11, 12, 13, 14, 15, 16 and 17 and Sections 6.4 and 8.3 and 8.4.

11.7Last Time Buy. In the event of any termination (excluding CCC’s termination pursuant to Section 11.3 or termination pursuant to Section 11.2) or non-renewal of this Agreement, Nevro shall have the option to make a Last Time Buy.   If Nevro provides the notice of termination, then Nevro must provide the Last Time Buy order at the same time it provides the notice of termination.  If CCC provides the notice of termination under Section 11.1, then Nevro must provide the Last Time Buy order at least [***] ([***]) months prior to the effective date of termination and must take delivery of such Last Time Buy within [***] ([***]) months of such order.  Any Last Time Buy under Section 11.1 or Section 11.2 will be subject to a price increase equal to [***] (i.e., [***]), provided that such incremental costs shall not exceed [***]% of the price of the applicable Products. CCC shall provide invoices and other reasonably detailed documentation to demonstrate the amount of such costs.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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11.8Termination of Predecessor Agreement. The parties agree that as of the Effective Date the Supply Agreement between Centro De Construccion de Cardioestimuladores del Uruguary S.A. and Nevro Corp. dated March 13, 2015 is terminated.  CCC warrants that it has the power and authority to terminate such agreement.

12.	Intellectual Property

12.1Pre-Existing Property. The term “Pre-Existing Property” means all rights of a party to designs, inventions (whether patentable or not), copyrights, trademarks, trade secrets, processes, software, devices and other Intellectual Property Rights and confidential information owned or held by a party immediately prior to the Effective Date. The parties acknowledge and agree that all Pre-Existing Property is the property of the party or its licensors that owned such property immediately before the Effective Date and that, except as expressly set out herein, nothing in this Agreement shall convey or otherwise grant any rights in or to any Pre-Existing Property from one party to the other party.

12.2Resulting Property. The term “Resulting Property” means all designs, data, information, inventions, improvements, discoveries, methods, processes (in each case whether patentable or not), software, and devices and any Intellectual Property Rights in any of the foregoing (including copyrights, trademarks, trade secrets, and patent rights) developed by either party as a result of this Agreement.

12.3Grant of License.  To the extent that any Resulting Property or any materials, goods or services to be delivered or provided by CCC to Nevro under this Agreement (“Deliverables”) incorporate in any manner any of the Pre-Existing Property of CCC or any improvements to or derivatives of the Pre-Existing Property of CCC (the “Incorporated CCC Property”), CCC hereby grants to Nevro and its Affiliates and successors and assigns a perpetual, irrevocable, fully paid, worldwide, sublicensable, non-exclusive license under the Incorporated CCC Property and all Intellectual Property Rights therein to make, use, sell, offer for sale, and import the Incorporated CCC Property and all Intellectual Property Rights therein, in connection with such Resulting Property or Deliverables and any improvements, derivatives or successor works of or to such Resulting Property and Deliverables as Nevro considers appropriate, including to use, manufacture, sell, offer for sale, import, display, copy, perform, modify, alter and support the Incorporated CCC Property and any products or services in which such property is incorporated. The license granted to Nevro includes the rights to future improvements to or derivatives of the Incorporated CCC Property to the extent such improvements or derivatives are utilized in connection with a Deliverable, but it does not require CCC to take any actions or perform any activities to incorporate such property into any deliverable in connection with the Resulting Property or Deliverables, or any improvements, derivatives or successor works thereof or thereto. Nothing in this Agreement will be deemed to grant Nevro the right to market, sub-license or otherwise use the Pre-Existing Property of CCC other than in connection with one or more Deliverables or the Resulting Property and products or services in which they are incorporated, or improvements, derivatives or successor works of the foregoing.

12.4Ownership of Resulting Property. The parties acknowledge and agree that all Resulting Property and all Intellectual Property Rights therein, excluding the Incorporated CCC

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Property and any changes or improvements to the Incorporated CCC Property made by CCC and all Intellectual Property Rights therein, shall be solely owned by Nevro. CCC shall promptly disclose any such Resulting Property to Nevro. CCC hereby assigns, and shall cause all of its employees, agents, Affiliates, Subcontractors and other authorized representatives to assign, to Nevro any and all interests it or they may have in any such Resulting Property and all Intellectual Property Rights therein. CCC agrees to cooperate with Nevro, at Nevro’s expense, for the purpose of filing and prosecuting patent and other Intellectual Property Right applications in connection with the Resulting Property, including the execution of any and all legal papers which are necessary or desirable to affect the intent of this Section 12.4.

13.	Confidential Information

13.1Confidentiality Obligations.  Each party agrees that, during the Term of this Agreement and thereafter, such party shall maintain all Confidential Information of the other party in strict confidence, and shall not use such Confidential Information for any purpose other than to perform its obligations or exercise its rights under this Agreement.   A receiving party may disclose Confidential Information to its directors, officers, employees, authorized agents and professional advisers to the extent such persons have a need to know such information for the purpose of performing such party’s duties and obligations or exercising such party’s rights hereunder, provided that such party advises each such individual of the terms of this Section 13 and ensures that each such individual receives and hold such information as if that individual were a party to this Agreement.

13.2Exceptions to Confidentiality.  The foregoing obligations in Section 13.1 will not apply to any portion of Confidential Information to the extent that it can be established by the receiving party with competent proof that such portion:

(a)was already known to the receiving party as evidenced by its written records, other than under an obligation of confidentiality, at the time of disclosure;

(b)was generally available to the public or was otherwise part of the public domain at the time of its disclosure to the receiving party;

(c)became generally available to the public or otherwise becomes part of the public domain after its disclosure and other than through any act or omission of the receiving party in breach of this Agreement; or

(d)is independently developed by the receiving party without use of the Confidential Information received from the disclosing party, as evidenced by its written records;

(e)was subsequently lawfully disclosed to the receiving party by a third party other than in contravention of a confidentiality obligation of such third party to the disclosing party.

13.3Authorized Disclosures.  Each party may disclose the other party’s Confidential Information to the extent such disclosure is reasonably necessary to (i) perform its obligations or exercise its rights under this Agreement and such disclosure is made to a third party who has a

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need to know the Confidential Information and who agrees to be bound by confidentiality restrictions at least as restrictive as those contained in this Agreement, and (ii) to comply with Applicable Law, a court order, or rules of a securities exchange.  If a party is required to make any such disclosure of the other party’s Confidential Information under this Section 13.3, it will give reasonable advance notice to the other party of such disclosure requirement, will reasonably cooperate with the other party in its efforts to secure confidential treatment of such Confidential Information prior to its disclosure, and will use all reasonable efforts to secure confidential treatment of such Confidential Information prior to its disclosure (whether through protective orders or confidentiality agreements or otherwise).

13.4Ownership and Return of Confidential Information.  All Confidential Information provided hereunder shall remain the property of the disclosing party.  The receiving party shall, within ten days of a written request to do so, return to the disclosing party all Confidential Information that has been provided in tangible form and shall, unless prohibited by law, destroy or otherwise render unintelligible all other Confidential Information. Notwithstanding the foregoing, each party will be allowed to keep one copy of the Confidential Information in order to ensure continued compliance with the terms of this Agreement.

13.5Equitable Relief.  The parties acknowledge that monetary damages may not be sufficient remedy for a breach of obligation of confidentiality in this Agreement and agree that each Party shall be entitled to seek appropriate equitable remedies, including injunctive relief, to prevent the unauthorized use or disclosure of any Confidential Information.

13.6Public Announcements.  Except to the extent required by Applicable Law, neither party shall make any public announcements concerning this Agreement or the terms hereof without the prior written consent of the other party.

14.Indemnification.

14.1CCC shall indemnify and hold Nevro and its Affiliates and its and their directors, officers, agents, employees, and consultants (the “Nevro Indemnitees”) harmless from and against any liabilities, damages, losses, costs, and expenses (including reasonable attorneys’ fees) ) which the Nevro Indemnitees may incur or suffer as a result of claims by third parties to the proportionate extent they result from or arise out of (i) any (A) personal injury or death or (B) other claim caused by a breach by CCC of the limited warranty set forth in Section 10.3(a), (ii) any violation of law by CCC, (iii) the gross negligence or intentionally wrongful conduct of CCC, and (iv) a breach of the representations, warranties or covenants in Section 3.3, Section 10.1, and Section 13.  Nevro shall promptly, and in any event, within  thirty (30)  days, after Nevro first learns of such claim, notify CCC of such claim tender the sole defense of such claim to CCC (provided CCC diligently pursues such defense), and cooperate with CCC at CCC’s expense in connection with such defense.

14.2Nevro will indemnify, defend and hold harmless CCC and its Affiliates and each of their officers, directors, shareholders, employees, agents, successors and assigns (the “CCC Indemnitees”) against any and all losses, obligations, liabilities, damages, actions, settlements, judgments and reasonable costs and expenses which the CCC Indemnitees may incur or suffer (including, but not limited to, reasonable legal fees) as a result of claims by third parties to the

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proportionate extent arising out of or related to (a) the breach by Nevro of any of its warranties in Section 10.2 or the  covenants contained in Section 13 of this Agreement, (b) the gross negligence or intentionally wrongful conduct of Nevro, (c) the storage, handling, modification, distribution, marketing or sale of the Nevro System and/or any of the Products (including, but not limited to, any design defects of the Product and any personal injury or death or other claims resulting from such design defects), but, for clarity, excluding any liability to the extent CCC is obligated to indemnify Nevro for such liability under Section 14.1 and any liability to the extent such liability arises from CCC’s breach of this Agreement, (d) any statement, promise, representation or warranty made by Nevro or by any agent or distributor of Nevro to a purchaser beyond the limited warranty made by CCC in this Agreement, (e) any and all Section 10.3(c) Causes after shipment by CCC, (f) materials, Components, directives or instructions given by Nevro to CCC, made in writing, (g) any failure to include warnings required by law or regulation on the Nevro System in which a Product is incorporated and any recall of such Nevro System that is not caused by CCC’s breach of this Agreement, and (h) infringement of the proprietary rights of any third party by Nevro Intellectual Property.  CCC shall promptly, and in any event, within thirty (30) days, after CCC first learns of such claim, notify Nevro of any claim under this section, tender the defense of such claim to Nevro (provided Nevro CCC diligently pursues such defense), and cooperate with Nevro at Nevro’s expense in connection with such defense.

15.Limitation of Liability.  SUBJECT TO THE REMAINDER OF THIS SECTION 15, (A) NEITHER PARTY WILL BE LIABLE UNDER THIS AGREEMENT FOR ANY INDIRECT, CONSEQUENTIAL, COLLATERAL, SPECIAL OR INCIDENTAL DAMAGES (INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS) WHETHER SUCH CLAIM IS BASED ON CONTRACT, NEGLIGENCE, STRICT TORT, WARRANTY OR ANY OTHER BASIS, AND (B) EACH PARTY’S TOTAL LIABILITY UNDER THIS AGREEMENT ([***]) WILL NOT EXCEED [***] FOR THE IMMEDIATELY PRECEDING [***] ([***]) MONTH PERIOD (INCLUDING ANY PORTION OF SUCH PERIOD PRECEDING THE EFFECTIVE DATE).  NOTWITHSTANDING ANY PAYMENTS OF DAMAGES MADE UNDER THIS SECTION, IF CCC BREACHES THIS AGREEMENT, NEVRO WILL BE ENTITLED TO SPECIFIC PERFORMANCE AND THE LAST TIME BUY PURSUANT TO SECTION 11.7.  THE FOREGOING LIMITATIONS OF LIABILITY DO NOT APPLY TO A PARTY’S INDEMNIFICATION OBLIGATIONS UNDER SECTION 14.1 (PROVIDED THAT WITH RESPECT TO ANY “OTHER CLAIM” DESCRIBED IN SECTION 14.1(i)(B), CCC’S LIABILITY SHALL BE LIMITED TO AN AMOUNT EQUAL TO [***] THE AMOUNT OF THE LIABILITY LIMIT DESCRIBED ABOVE IN THIS SECTION 15) OR SECTION 14.2, OR CONFIDENTIALITY OBLIGATIONS HEREUNDER.

16.	Insurance

16.1CCC Insurance.  CCC shall procure and maintain product liability insurance in such amounts as ordinary good business practice for its type of business would make advisable and shall provide Nevro with evidence of this coverage; provided, however, that in no case shall the limits of such coverage be less than the following (but subject to any deductible or self-insured retention (SIR)):

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Bodily Injury:$[***]Each Occurrence

$[***]General Aggregate

Property Damage:$[***]Each Occurrence

$[***]General Aggregate

Upon request, CCC shall provide Nevro with an insurance certificate on or before January 31st of each year concerning the year started specifying the amounts stated in this Section 16.1 including the SIR.

16.2Nevro Insurance.  Nevro shall procure and maintain product liability insurance in such amounts as ordinary good business practice for its type of business would make advisable and shall provide CCC with evidence of this coverage; provided, however, that in no case shall the limits of such coverage be less than the following (but subject to any deductible or self-insured retention (SIR)):

Bodily Injury:$[***]Each Occurrence

$[***]General Aggregate

Property Damage:$[***]Each Occurrence

$[***]General Aggregate

Upon request, Nevro shall provide CCC with an insurance certificate on or before January 31st of each year concerning the year started specifying the amounts stated in this Section 16.2 including the SIR.

17.	General Provisions

17.1Relationship of the Parties.  The parties shall perform their obligations under this Agreement as independent contractors and nothing in this Agreement is intended or will be deemed to constitute a partnership, agency or employer-employee relationship between the parties.  Neither party will have any right, power or authority to assume, create, or incur any expense, liability, or obligation, express or implied, on behalf of the other.

17.2Assignments.  Subject to the remainder of this provision, this Agreement shall be binding upon, and shall inure to the benefit of, the parties’ respective successors and permitted assigns.  This Agreement shall not be assignable by either party without the prior written consent of the other party; provided, however, that, upon [***] ([***]) days prior written notice to CCC but without CCC’s consent, Nevro (a) may assign this Agreement to any of its Affiliates provided that Nevro shall remain  secondarily liable under this Agreement; and (b) shall assign this Agreement to any individual or entity which acquires all or substantially all of its assets to which this Agreement relates provided that the assignee, in the reasonable judgment of CCC, is able to perform Nevro’s obligations under this Agreement.  Any assignment not in accordance with this Section 17.2 will be null and void.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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17.3Further Actions.  Each party agrees to execute, acknowledge, and deliver such further instruments and to do all such other lawful acts as may be reasonably necessary in order to carry out the express provisions of this Agreement.

17.4Headings; Construction.  The headings to the clauses, sub-clause and parts of this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.  Any ambiguity in this Agreement shall be interpreted equitably without regard to which party drafted the Agreement or any provision thereof.  The terms “this Agreement,” “hereof,” “hereunder” and any similar expressions refer to this Agreement and not to any particular Section or other portion hereof.  As used in this Agreement, the words “include” and “including,” and variations thereof, will be deemed to be followed by the words “without limitation”.

17.5Governing Law; Arbitration.  This Agreement shall be governed by and construed under the laws of the State of Delaware, U.S.A., without regard for conflict of laws principles.  Any controversy or claim arising out of or relating to this Agreement, or its breach, shall be subject to binding arbitration in the State of Delaware, under the Commercial Arbitration Rules of the American Arbitration Association by three (3) arbitrators appointed in accordance with such Rules, provided, however, that neither party shall be precluded from seeking injunctive relief or other provisional relief in any court of law. The language of the arbitration shall be English. Judgment on the award rendered by the arbitrators may be entered in any court having jurisdiction. The parties expressly exclude the application of the United Nations Convention on Contracts for the International Sale of Goods.  It is not intended that any third party should be a beneficiary under this Agreement pursuant to the Contracts (Rights of Third Parties) Act 1999.

17.6Notices and Deliveries.  Any notice, request, delivery, approval or consent required or permitted to be given under this Agreement will be in writing and will be deemed to have been sufficiently given if delivered in person or one (1) business day after sending by express courier service (signature required) or five (5) days after sending by registered letter, return receipt requested (or its equivalent), provided that no postal strike or other disruption is then in effect or comes into effect within two (2) days after such mailing, to the party to which it is directed at its address first shown above or as amended by notice pursuant to this subsection.

17.7Waiver. A waiver by a party of any of the terms and conditions of this Agreement in any instance will not be deemed or construed to be a waiver of such term or condition for the future, or of any subsequent breach thereof.  Unless otherwise expressly specified herein, all remedies contained in this Agreement will be cumulative and none of them will be in limitation of any other remedy.

17.8Severability.  Each provision of this Agreement will be interpreted in such manner as to be effective and valid under Applicable Law, but, if any provision of this Agreement is held to be prohibited by or invalid under Applicable Law, such provision will be ineffective but only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or of this Agreement.  The parties will make a good faith effort to replace the invalid or unenforceable provision with a valid one which in its economic effect is most consistent with the invalid or unenforceable provision.

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17.9Counterparts.  This Agreement may be executed simultaneously in counterparts, including by facsimile or electronic exchange of signed copies in PDF format, any one of which need not contain the signature of more than one party but both such counterparts taken together will constitute one and the same agreement.

17.10Entire Agreement of the Parties; Conflicts.  This Agreement, the Quality Agreement, and the other exhibits hereto constitute and contain the entire understanding and agreement of the parties respecting the subject matter hereof and cancels and supersedes any and all prior and contemporaneous negotiations, correspondence, understandings, and agreements between the parties, whether oral or written, regarding such subject matter.  In the event of any conflict between the provisions of this Agreement and the provisions of the Quality Agreement or any other exhibit hereto, the provisions of this Agreement shall govern.

17.11Amendments.  No waiver, modification, or amendment of any provision of this Agreement will be valid or effective unless made in writing and signed by each of the parties.

17.12Force Majeure. The failure or delay of either Party to perform fully any of its obligations under this Agreement (other than a payment obligation) solely by reason of acts of God; acts of civil or military authority; civil disturbance; war; embargo; strikes or other labor disputes (excluding those related to a party’s workforce); fire; a delay or default caused by common carriers; or similar circumstance beyond its reasonable control which cannot reasonably be foreseen or provided against (“Force Majeure”) will be deemed not to be a breach of this Agreement so long as the party so prevented from complying with this Agreement has not contributed to such Force Majeure, has used commercially reasonable efforts to avoid such Force Majeure or to ameliorate its effects, and continues to take all commercially reasonable actions within its power to comply as fully as possible with the terms of this Agreement.  In the event of any such Force Majeure, full performance of the obligations affected will be deferred until the Force Majeure ceases.  This Section will not apply to excuse a failure to comply with the terms of this Agreement arising from any commercial dispute between a Party and a third party or the failure by a Party to secure any materials, supplies, labor or other input for any reason not caused by Force Majeure.

[Remainder of page left intentionally blank.]

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In Witness Whereof, the parties have caused this Agreement to be executed by their respective duly authorized representatives as of the Effective Date.

CENTRO DE CONSTRUCCION DE CARDIOESTIMULADORES DEL URUGUAY S.A.	Nevro Corp.

By: /s/ Antonio Gonzalez	By: /s/ Andrew Galligan

Name: Antonia Gonzalez	Name: Andrew Galligan

Title: President, CRMN	Title: Chief Financial Officer

1

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Exhibit A

Products

For IPG 1500:

PRODUCTS	Minimum Purchase Thresholds	Lead Time
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

	IPG Model 1500 VOLUME	PRICE
Contract Year One	[***]	[***]
Contract Year Two and thereafter	[***]	[***]

The prices in the table above reflect incremental volume pricing (for example, the price for the first [***] units in Contract Year one is [***] per unit and the price for the next [***] units is [***] per unit in that Contract Year).  The IPG volumes above are measured by the volumes of units ordered during a Contract Year (or at any time during 2016 for Contract Year 1).

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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For IPG Model 2000:

The following provisions are non-binding on the parties unless and until (a) [***], (b) [***], and (c) [***].  Both parties agree to update the lead time for IPG 2000 upon successful completion of the qualification and release to production.  Nevro shall reimburse CCC for its reasonable, documented IPG Model 2000 manufacturing startup cost up to the amount of non-recurring engineering fees set forth in the table below:

IPG 2000
Item	Non-Recurring Engineering Fee	Milestone Payment Schedule	Milestone Price
1	NRE includes the following:
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]
	[***]	[***]	$[***]-$[***]

Once approvals and qualifications in items (a) through (c) have occurred, the following provisions shall apply to Nevro IPG Model 2000:

Subject to the terms and conditions of the Agreement, Nevro commits to a Minimum Purchase Threshold of [***]% of the IPG Model 2000 worldwide requirements through the term of the Agreement.  Nevro’s Forecast provided on or about December 31 of each year shall include Nevro’s projected volume of Products and share commitment for the IPG Model 2000 Product for the following Contract Year.  Nevro’s price per Product for each IPG Model 2000 Product for such Contract Year shall be determined based upon such projected volume and share commitment in accordance with the following table:

                                          IPG Model 2000 Price Table

Price/Unit
Product Units/Year	[***]% Share Commitment	[***]% Share Commitment	[***]% Share Commitment
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]
[***]	$[***]	$[***]	$[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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On or about September 1 of each Contract Year, the parties shall meet to review the next Contract Year Forecast and Nevro commitment and the per unit price for the Products for the next Contract Year will be determined using the initial forecasted volume’s price per the appropriate pricing tier set out above. If the forecasted volume is within [***]% of Products of the next tier’s volume break, the parties agree to set the initial pricing at the higher price (i.e., lower volume) and review such pricing twice per year for any material changes in the Forecast. A credit will be issued to Nevro immediately and the per unit price will be reset once shipments scheduled for delivery during the binding portion of the Forecast (pursuant to Section 2.1) exceed the current volume/pricing tier and subsequent Purchase Orders scheduled for delivery during the same Contract Year would be placed at the lower price (i.e., higher volume pricing tier.  In the event that Nevro purchases in any Contract Year an amount of Products which is less than the initial Forecast for such Contract Year and the total amount of Products purchased during such Contract Year is in a higher price tier than the price tier offered based on the initial Forecast for such Contract Year, Nevro shall make a payment to CCC, by the end of such Contract Year, an amount equal to [***].

Certain Price Adjustments.  If Nevro agrees to purchase from CCC or any of its Affiliates a minimum of [***] percent ([***]%) of its finished leads products in for a Contract Year, Nevro shall receive an additional [***] percent ([***]%) reduction in price for each IPG Model 2000 Product ordered in accordance with such Forecast.  Additionally, if Nevro agrees to utilize CCC- or an CCC Affiliate-manufactured battery, feedthrough and enclosure Components in any Contract Year, Nevro shall receive at least a [***] dollar ($[***]) reduction in price for each IPG Model 2000 Product ordered in accordance with such Forecast.  If Nevro agrees to utilize any one of the CCC- or CCC Affiliate-[***] in any Forecast, the parties will negotiate an applicable reduction in price for each IPG Model 2000 Product ordered in accordance with such Forecast.

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit B

Specifications

IPG Model 1500

Document Number	Description
[***]	[***]
[***]	[***]

IPG Model 2000

Document Number	Description
[***]	[***]
[***]	[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit C

CCC Change Notice Form

[Intentionally omitted.]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit D

Program Team List

CCC:

Name	Phone Number	E-mail Address	Title/Responsibility
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]

Nevro:

Name	Phone Number	E-mail Address	Title/Responsibility
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

Communication Counterparts:

Topics	CCC Representatives	Nevro Representatives
[***]
[***]
[***]	[***]
[***]	[***]
[***]
[***]	[***]
[***]	[***] [***]
[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Exhibit E

Approved Facility; Facilities Transfer

Approved Facility:

[***]

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Exhibit F

Bill of Materials

For IPG 1500:

Component	Supplier	Cost	Qty	Total cost
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]

[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]
[***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]	[***] [***] [***] [***] [***]
[***]	[***]			[***]
[***]	[***]	[***]	[***]	[***]

TOTAL				[***]

For IPG 2000:  [***]

[***]

[***] Certain information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.